EXHIBIT 99.12

Equity One 2003-3
Term

To Maturity, Failing the trigger                100% PPC (Voluntary)
                                                --------------------
12 months lag                                   Fixed: 22 HEP
Servicer Advances On                            Arm: 28 CPR
-------------------------
Triggers On
-------------------------

Class M-1 (AA)
--------------------------------------------------------------------------------
Approximate Balance     38,818,000 Delay                                24
Coupon                  at pricing Dated                          7/1/2003
Settle                   7/31/2003 First Payment                 8/25/2003
--------------------------------------------------------------------------------

FORWARD LIBOR

------------------------------------------------------------------------
Speed (Voluntary)               100% PPC               100% PPC
Loss Severity                      45                     55
Break CDR                      18.023 CDR               14 CDR
------------------------------------------------------------------------

Yield                             4.94                   4.94
WAL                               7.95                   8.68
Mod Durn                          6.37                   6.84
Mod Convexity                     0.51                   0.59
Principal Window             Jun09 to Jun27         Jan10 to May33
Prcp Writedown                0.00 (0.00%)           866.72 (0.00%)
Total Collat Loss        123,204,500.60 (19.04%) 126,957,722.11 (19.62%)


Class M-2 (A)
--------------------------------------------------------------------------------
Approximate Balance   35,583,000 Delay                               24
Coupon                at pricing Dated                         7/1/2003
Settle                 7/31/2003 First Payment                8/25/2003
--------------------------------------------------------------------------------

 FORWARD LIBOR

 ---------------------------------------------------------------------
 Speed (Voluntary)             100% PPC              100% PPC
 Loss Severity                    45                    55
 Break CDR                    11.804 CDR             9.413 CDR
 ---------------------------------------------------------------------

 Yield                           5.49                  5.49
 WAL                             9.50                  10.06
 Mod Durn                        7.15                  7.47
 Mod Convexity                   0.66                  0.72
 Principal Window           Sep10 to May33        Feb11 to May33
 Prcp Writedown            2,546.01 (0.01%)       4,313.88 (0.01%)
 Total Collat Loss     91,860,192.32 (14.20%) 94,556,097.09 (14.62%)


Class M-3 (BBB+)
--------------------------------------------------------------------------------
Approximate Balance     19,409,000 Delay                                24
Coupon                  at pricing Dated                          7/1/2003
Settle                   7/31/2003 First Payment                 8/25/2003
--------------------------------------------------------------------------------

FORWARD LIBOR

------------------------------------------------------------------------
Speed (Voluntary)               100% PPC               100% PPC
Loss Severity                      45                     55
Break CDR                      9.043 CDR               7.304 CDR
------------------------------------------------------------------------

Yield                             6.45                   6.45
WAL                              11.68                   12.19
Mod Durn                          7.92                   8.14
Mod Convexity                     0.84                   0.89
Principal Window             Oct12 to May33         Mar13 to May33
Prcp Writedown                0.00 (0.00%)          7,782.46 (0.04%)
Total Collat Loss        74,974,111.28 (11.59%) 77,185,867.42 (11.93%)


Class B (BBB)
--------------------------------------------------------------------------------
Approximate Balance   6,468,000  Delay                               24
Coupon                at pricing Dated                         7/1/2003
Settle                 7/31/2003 First Payment                8/25/2003
--------------------------------------------------------------------------------

FORWARD LIBOR

---------------------------------------------------------------------
Speed (Voluntary)             100% PPC              100% PPC
Loss Severity                    45                    55
Break CDR                    8.396 CDR              6.808 CDR
---------------------------------------------------------------------

Yield                           6.81                  6.81
WAL                            14.51                  15.07
Mod Durn                        8.92                  9.12
Mod Convexity                   1.10                  1.16
Principal Window           Aug15 to May33        Feb16 to Jun31
Prcp Writedown            4,447.32 (0.07%)         0.00 (0.00%)
Total Collat Loss      70,691,643.38 (10.93%) 72,833,544.60 (11.26%)


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